SUB-ITEM 77o

                  MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2009 - APRIL 30, 2010

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

                                                                     AMOUNT OF    % OF    % OF
                                      OFFERING                        SHARES    OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF  PRICE OF     TOTAL AMOUNT      PURCHASED PURCHASED  TOTAL
    PURCHASED    TRADE DATE OFFERING   SHARES       OF OFFERING       BY FUND   BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- --------- -------------------- ---------- --------- ------ ------------------- ----------------

   Puerto Rico    01/28/10     --      $96.909       $1,823,757,271  2,625,000     0.14%  0.60%      Citi, BofA         Citigroup
    Sales Tax                                                                                      Merrill Lynch,
    Financing                                                                                         Barclays
   Corporation                                                                                        Capital,
                                                                                                   Goldman, Sachs
                                                                                                     & Co., J.P.
                                                                                                   Morgan, Morgan
                                                                                                    Stanley, RBC
                                                                                                       Capital
                                                                                                    Markets, UBS
                                                                                                      Financial
                                                                                                      Services
                                                                                                    Incorporated
                                                                                                      of Puerto
                                                                                                     Rico, Wells
                                                                                                        Fargo
                                                                                                     Securities,
                                                                                                      BBVARPR,
                                                                                                      FirstBank
                                                                                                     Puerto Rico
                                                                                                     Securities,
                                                                                                       Popular
                                                                                                     Securities,
                                                                                                      Santander
                                                                                                     Securities,
                                                                                                   Scotia Capital

   Puerto Rico     3/26/10     --      $97.768         $822,210,000  1,300,000     0.16%  0.29%     J.P. Morgan,        JP Morgan
 Electric Power                                                                                     Citi, Morgan
Authority 5.250%                                                                                      Stanley,
  due 7/1/2040                                                                                        Barclays
                                                                                                    Capital, BofA
                                                                                                   Merrill Lynch,
                                                                                                    Goldman Sachs
                                                                                                   & Co., Ramirez
                                                                                                     & Co. Inc.,
                                                                                                   Raymond James,
                                                                                                     RBC Capital
                                                                                                    Markets, UBS
                                                                                                      Financial
                                                                                                      Services
                                                                                                     Incorporated
                                                                                                       of Puerto
                                                                                                     Rico, Wells
                                                                                                        Fargo
                                                                                                     Securities,
                                                                                                     BBVAPR MSD,
                                                                                                      FirstBank
                                                                                                     Puerto Rico
                                                                                                     Securities,
                                                                                                      Oriental
                                                                                                      Financial
                                                                                                      Services,
                                                                                                       Popular
                                                                                                     Securities,
                                                                                                      Santander
                                                                                                     Securities
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